UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 27, 2025
_______________________
Sysco Corporation
(Exact name of registrant as specified in its charter)
_________________________

Delaware	1-06544	74-1648137
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1390 Enclave Parkway, Houston, TX 77077-2099
(Address of principal executive offices) (zip code)
Registrant’s telephone number, including area code: (281) 584-1390
N/A
(Former name or former address, if changed since last report)
_________________________
    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $1.00 Par Value	SYY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 26, 2025, the Compensation and Leadership Development Committee (the “Committee”) of the Board of Directors (the “Board”) of Sysco Corporation (“Sysco” or the “Company”) approved for Mr. Thomas R. Peck, Jr., Executive Vice President, Chief Information and Digital Officer a one-time award of performance share units (“PSUs”) valued at $1.5 million and intended by the Committee to focus him on the successful implementation of a significant, multi-year technology initiative and enhance his retention during this critical period.

The Company is currently implementing a long-term technological transformation business strategy over the next three years that is critical to our Algorithm for Growth, and Mr. Peck’s knowledge and skills are essential to the successful execution of this initiative. The PSUs are tied to specific metrics, including the successful completion of the long-term technological transformation project.

The PSUs provide the opportunity for Mr. Peck to receive shares of Sysco common stock (“Common Stock”) based on performance over a three year performance period, but the ultimate number of shares of Common Stock to be earned with respect to Mr. Peck’s PSUs will be determined at the end of the three-year performance period and will either be 0% (if one or more of the metrics is not satisfied) or 100% (if all of the metrics are satisfied) of the target number of PSUs. Dividend equivalents accrue during the performance period and are paid either in shares or in cash, in the discretion of the Committee, based on the number of PSUs earned following certification of the performance metrics.

In order to enhance the retentive effect of this one-time PSU award, the Committee established special provisions governing the treatment of the PSUs upon the occurrence of certain events resulting in the termination of Mr. Peck’s employment:

•Retirement/Involuntary Termination with or without Cause/Resignation with or without Good Reason: the PSU award will be forfeited in its entirety;

•Death: the PSUs will vest pro-rata based on (i) the number of months served in the performance period and (ii) performance at target level;

•Disability: the PSUs will vest pro-rata based on (i) the number of months served in the performance period and (ii) the actual performance achieved at the end of the performance period;

•Termination without Cause (Following Change in Control): all PSUs will immediately vest, with payout based on performance at the target level.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, Sysco Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sysco Corporation

Date: February 27, 2025	By:	/s/ Ronald L. Phillips
Ronald L. Phillips
Executive Vice President, Chief Human Resources Officer